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                                                                   EXHIBIT 10.34

     AGREEMENT, dated as of September 3, 1996, between YOUNG BROADCASTING INC., a Delaware corporation (the "Company"), and THE WALT DISNEY COMPANY, a Delaware corporation ("Disney").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Capital Cities/ABC, Inc. ("ABC"), a New York corporation which is a wholly-owned subsidiary of Disney, presently holds of record 1,500,000 shares (the "ABC Shares") of the Class C Common Stock, $.001 par value ("Class C Stock"), of the Company;

     WHEREAS, pursuant to a Warrant To Purchase Class C Common Stock (the "Warrant Certificate"), ABC holds a warrant (the "Warrant") to purchase from the Company 750,000 shares of Class C Stock in accordance with the terms set forth therein;

     WHEREAS, the Company has filed a Registration Statement on Form S-3, Reg. No. 333-06241 (the "Registration Statement"), with the Securities and Exchange Commission ("SEC"), relating to offerings (the "Offerings") of shares of the Company's Class A Common Stock, $.001 par value; and

     WHEREAS, the Company desires to repurchase, and Disney desires to cause ABC to sell, the ABC Shares and the Warrant, subject to and in accordance with the provisions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Purchase and Sale of ABC Shares and Warrant.  Concurrently with the
         -------------------------------------------
closing (the "Closing") of the Offerings, the following transactions shall occur:

          (a) The Company will repurchase from ABC, and Disney shall cause ABC to sell to the Company, the ABC Shares at a purchase price (the "Share Purchase Price") equal to the product of:

               (i) the sum of (A) the "Price to Public Per Share" set forth on the cover page (the "Cover Page") of the final Prospectuses issued in connection with the Offerings, minus (B) the "Underwriting Discount
                                         -----
          Per Share" set forth on the Cover Page,

          multiplied by
          -------------

               (ii) 1,500,000.
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          (b)  The Company will repurchase from ABC, and Disney shall cause ABC to sell to the Company, the Warrant at a purchase price (the "Warrant Purchase Price") equal to the sum of:

               (i) the product of (A) the sum of (1) the "Price to Public Per Share" set forth on the Cover Page, minus (2) $22.80 (representing the
                                              -----
          per share exercise price of the Warrant), multiplied by (B) 750,000,
                                                    -------------

          plus
          ----

               (ii)  $1,500,000 (representing $2.00 per Warrant share),

          minus
          -----

               (iii) one-half (1/2) of the product of (A) the "Underwriting Discount Per Share" set forth on the Cover Page, multiplied by (B)
                                                           -------------
          750,000.

     2.   Closing Deliveries.  At the Closing, the parties shall make the
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following deliveries:

          (a) The Company shall deliver to ABC, by wire transfer pursuant to wire transfer instructions provided by Disney or ABC, an aggregate amount equal to the Share Purchase Price and the Warrant Purchase Price.

          (b)  Disney shall cause ABC to deliver to the Company the following:

               (i) The original stock certificate of the Company representing the ABC Shares together with a stock power duly endorsed in blank;

               (ii) The original Warrant Certificate, whereupon the Warrant shall become void and of no further force and effect; and

               (iii) A written confirmation by ABC, in form and substance reasonably satisfactory to the Company, of ABC's agreement to each of the provisions of this Agreement.

     3.   Representations and Warranties.  (a)  Each party hereto represents and
          ------------------------------
warrants to the other, which representations and warranties shall be true and correct as of the Closing and shall survive the Closing, as follows:

          (i) The execution, delivery and performance by it of this Agreement and the consummation by it of the

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     transactions contemplated hereby have been duly authorized and approved by all necessary action and it has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

          (ii) This Agreement has been duly executed and delivered by it and constitutes the valid and binding obligations of it, enforceable against it in accordance with the terms hereof; and

          (iii) The execution and performance of this Agreement and consummation of the transactions contemplated hereby will not violate any provision of law applicable to such party, will not, with or without the giving of notice and/or the passage of time, conflict with or result an any breach of any of the terms or conditions of, or constitute a default under, its organizational documents, or any indenture, mortgage, agreement or other instrument to which it is a party or by which it is bound.

     (b) Disney represents and warrants to the Company, which representations and warranties shall be true and correct as of the Closing and shall survive the Closing, as follows:

          (i) ABC has good and marketable title to the ABC Shares and to the Warrant; and the ABC Shares and the Warrant, including the shares of Class C Stock issuable upon the exercise thereof, are free and clear of any and all liens, pledges, encumbrances, claims, charges or agreements of any kind whatsoever, other than as set forth in this Agreement, the Warrant Certificate and any other agreements, instruments and documents to which the Company is a party; and

          (ii) Disney acknowledges that the Company is a public company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Disney has obtained or has had the opportunity to obtain copies of the Company's filings made pursuant to the Exchange Act. In entering into this Agreement, no oral representations or warranties have been made to Disney by the Company or any of its officers, agents or other representatives.

     4.   Termination of ABC Investment Documents.   To the extent of any
          ---------------------------------------
conflict between the provisions hereof, the provisions of the Warrant Certificate and the provisions of that certain Registration Rights Agreement (the "Registration Rights Agreement"), dated as of November 14, 1994, between the Company and ABC, the provisions of this Agreement shall control and, effective upon the consummation of the transactions contemplated hereby, the parties hereto expressly waive such provisions under

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the Warrant Certificate and the Registration Rights Agreement, as the case may
be. Upon the consummation of the transactions contemplated hereby, the provisions of those certain letter agreements, dated October 10 1994 and November 7, 1994, between the Company and ABC (relating to the provision by the Company of financial information) shall be void and of no further force and effect.

     5.  Further Assurances.  Each of the parties hereto shall cooperate and
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shall take or cause to be taken such further action and shall execute and deliver or shall cause to be executed and delivered such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement. Without limiting the foregoing, Disney agrees to cause ABC to cooperate with the Company in the entering into of such arrangements prior to the Closing as the Company may reasonably require for the custody of the stock certificate representing the ABC Shares and the Warrant Certificate to facilitate the consummation of the transactions contemplated hereby. Disney agrees to cause ABC not to exercise the Warrant prior to the Closing.

     6.   Termination.  This Agreement shall become void and of no further force
          -----------
and effect if the Closing shall not have occurred on or prior to October 7, 1996 (the "Termination Date"), unless, in the opinion of the proposed underwriters of the Offerings, there is a reasonable expectation that the Offerings will be completed by October 22, 1996 in which case the Termination Date shall be extended to such later date. In no event shall the transactions contemplated by this Agreement be consummated if the "Price to Public Per Share" set forth on the Cover Page is below $30.00.

     7.   Entire Agreement.  This Agreement constitutes the entire Agreement of
          ----------------
the parties with respect to the subject matter hereof and may not be modified, amended or terminated except in writing signed by the parties hereto.

     8.   Expenses.  Each of the parties shall bear its own expenses associated
          --------
with this Agreement and the transactions hereby contemplated.

     9.   Governing Law.  This Agreement shall be governed by, construed and
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enforced in accordance with the laws of the State of New York, excluding the choice of law rules thereof, and the jurisdiction and venue of any proceeding arising out of this Agreement shall be a court of competent jurisdiction in the County of New York.

     10.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and all of which taken together shall be deemed one agreement.

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     11.  Successors.  The terms, covenants and conditions of this Agreement
          ----------
shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, but shall not be assignable by any party without the prior written consent of the other.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                              YOUNG BROADCASTING INC.


                              By:
                                 -------------------------
                                  Name:
                                  Title:

                              THE WALT DISNEY COMPANY


                              By:
                                 -------------------------
                                  Name:
                                  Title:

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